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                                                                   Exhibit 10.36

                         1999 EMPLOYEE STOCK OPTION PLAN

         U.S. Plastic Lumber Corporation and ("USPL") hereby adopts this 1999 Employee Stock Option Plan (the "Plan") the terms of which shall be as follows:

1.       PURPOSE

         The Plan is intended to advance the interests of USPL by providing eligible individuals (as designated pursuant to section 4 below) with an opportunity to acquire or increase a proprietary interest in USPL, which thereby will create a stronger incentive to expend maximum effort for the growth and success of USPL and its subsidiaries, and will encourage such eligible individuals to remain in the employ of USPL or one or more of its subsidiaries and to attract and retain officers, key employees and key independent contractors. Each stock option granted under the plan (an "Option") shall be an option that is not intended to constitute an "incentive stock option" ("Incentive Stock Option") within the meaning of section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time (the "Code") unless such Option is granted to an employee of USPL or a "subsidiary corporation" (a "Subsidiary") thereof within the meaning of Section 424(f) of the Code and is specifically designated at the time of grant as being an Incentive Stock Option. Any Option so designated shall constitute an Incentive Stock Option only to the extent that it does not exceed the limitations set forth in Section 7 below.

2.       ADMINISTRATION

         (a) The Plan shall be administered by the Compensation Committee of the Board of Directors of USPL (the "Committee"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or in the Option granted or Option Agreement (as defined in section 8 below) entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Committee executed in accordance with USPL's Certificate of Incorporation and Bylaws, and with applicable law. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

         (b) The Board may from time to time appoint a Compensation Committee (the "Committee") consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of USPL or any Subsidiary. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with USPL's Certificate of Incorporation and Bylaws, and Nevada applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.


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         (c) NO LIABILITY. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

3.       STOCK

         The stock that may be issued pursuant to Options granted under the Plan shall be shares of common stock, $.0001 par value, of USPL (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 1,800,000 shares, subject to adjustment as provided in Section 17 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

4.       ELIGIBILITY

         (a) EMPLOYEES. Options may be granted under the Plan to any employee of USPL, a Subsidiary or any other entity of which on the relevant date at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions ("Voting Securities") are at the time owned directly or indirectly by USPL or any Subsidiary (an "Affiliate"), including any such employee who is an officer or director of USPL, a Subsidiary or an Affiliate, as the Board shall determine and designate from time to time prior to expiration or termination of the Plan. The maximum number of shares of Stock subject to Options that may be granted during any calendar year under the Plan to any executive officer or other employee of USPL or any Subsidiary or Affiliate whose compensation is or may be subject to Code Section 162(m) is 95% of the shares available for issuance under the Plan (subject to adjustment as provided in section 17 hereof).

         (b) INDEPENDENT CONTRACTORS. Options may be granted to independent contractors, who are individuals or companies, performing services for USPL or any Subsidiary or Affiliate as determined by the Board from time to time on the basis of their importance to the business of USPL or such Subsidiary or Affiliate. Independent contractors shall not be eligible to receive options intended to constitute Incentive Stock Options. Non-employee directors of USPL shall not be eligible to receive options under the Plan.

         (c) MULTIPLE GRANTS. An individual may hold more than one Option, subject to such restrictions as are provided herein.


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5.       EFFECTIVE DATE AND TERM OF THE PLAN

         (a) EFFECTIVE DATE. The Plan shall be effective as of the date of adoption by the Board, March 10, 1999, subject to approval of the Plan, within one year of such effective date, by the stockholders of USPL by a majority of votes present and entitled to vote at a duly held meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy or by written consent in accordance with USPL's Certificate of Incorporation and Bylaws; provided, however, that upon approval of the Plan by the stockholders of USPL set forth above, all Options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of USPL approved the Plan on the effective date. If the stockholders fail to approve the Plan within one year of such effective date, any options granted hereunder shall be null and void and of no effect.

         (b) TERM. The Plan shall terminate when all options awarded under the Plan have been exercised, provided that no options may be granted under the Plan more than 10 years from the earlier of the date the Plan is adopted by the Company or initially approved by the shareholders of the Company.

6.       GRANT OF OPTIONS

         Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Committee may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Committee may determine. The date on which the Committee approved the grant of an Option (or such later date as specified by the Committee) shall be considered the date on which such Option is granted.

7.       LIMITATION ON INCENTIVE STOCK OPTIONS

         An Option intended to constitute an Incentive Stock Option (and so designated at the time of grant) shall qualify as an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporation's within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.





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8.       OPTION AGREEMENTS

         All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by USPL and by the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

9.       OPTION PRICE

         The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement, and shall be not less than 100 percent of the closing price of a share of the Stock, as reported on NASDAQ or other exchange on which the Company's stock normally trades or if the Company's stock is not traded on the NASDAQ or other exchange, as determined in good faith by the Board of Directors, on the date the Option is granted; provided, however, then in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than 110 percent of the fair market value of a share of Stock at the time such Option is granted.

10.      TERM AND EXERCISE OF OPTIONS

         (a) OPTION PERIOD. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

         (b) VESTING AND LIMITATION ON EXERCISE. Except as otherwise provided herein, each Option shall become exercisable with respect to 33 1/3 percent of the total number of shares subject to the Option one year after the date of its grant (the "Vesting Date") and with respect to an additional 33 1/3 percent of the number of such shares on each of the next two succeeding anniversaries of the Vesting Date; provided, however, that the Board may in its discretion provide that an Option may be exercised, in whole or in part, at any time from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option.



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Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may be exercised immediately upon grant or that it may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; provided, however, that any vesting requirements or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

         (c) METHOD OF EXERCISE. An Option that is exercisable hereunder may be exercised by delivery to USPL on any business day, at its principal office, addressed to the attention of the Vice President and General Counsel, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, except as provided below. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made
(i) in cash or in cash equivalents; (ii) through the tender to USPL of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise;
(iii) by delivering a written direction to USPL that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to USPL by a broker upon receipt of stock certificates from USPL) or a cashless exercise/loan procedure (pursuant to which the Optionees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to USPL whereby the stock certificate or certificates for the shares of Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to USPL cash (or cash equivalent acceptable to USPL) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that USPL, may, in its sole judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by the delivery of a promissory note of the Optionee to USPL on such terms as shall be set out in such Option Agreement and acceptable to the Company in its sole discretion; or (v) by combination of methods described in (i), (ii), (iii) and (iv). Payment in full of the Option Price need not accompany the written notice of exercise if the Option is exercised pursuant to the cashless exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of the Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is intended to be an Incentive Stock Option, which certificate or certificates shall not include any shares purchased pursuant to the exercise of an Option


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that is not an Incentive Stock Option. An individual holding or exercising an
Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in
Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

         (d) CHANGE IN CONTROL. In the event of a Change in Control (as defined below), except as the Board shall otherwise provide in an Option Agreement with respect to an Option granted under the Plan, all outstanding Options shall become immediately exercisable in full. For purposes of the Plan, a "Change in Control" shall be deemed to occur (a)) if any person, other than the Stout Partnership, shall acquire direct or indirect beneficial ownership of more than 40% of the total combined voting power with respect to the election of directors of the issued and outstanding stock of USPL (except that no Change in Control shall be deemed to have occurred if the persons who are stockholders of USPL immediately before such acquisition own all or substantially all of the voting stock or other interests of such person immediately after such transaction), or
(b) have the power (whether as result of stock ownership, revocable or irrevocable proxies, contract or otherwise) or ability to elect or cause the election of directors consisting at the time of such election of the majority of the Board. A "person" for this purpose shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act) and a person shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the Exchange Act. The amount payable under this Section 10(d) shall be remitted by USPL in cash or by certified or bank check, reduced by applicable tax withholding.

         (e) Notwithstanding any other provision of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of USPL has provided in section 5 above.

11.      TRANSFERABILITY OF OPTIONS

         Non-Qualified Stock Options granted under the Plan may be transferred only by gift or qualified domestic relations order to a family member (as defined below) of a director of the Company. The term "family member" includes any child, stepchild, grandchild, parent, step parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust which these persons have more than 50 percent of the beneficial interest, a foundation which these persons (or the employee) control management of assets, and any other entity in which these persons (or the employee) own more than 50 percent of the voting interest.

         Incentive Stock Options granted under the Plan are not assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, all Incentive Stock Options granted under the Plan are exercisable, during the lifetime of an optionee, and are exercisable only by such optionee.



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12.      TERMINATION OF EMPLOYMENT OR SERVICE

         (a) GENERAL. Except as otherwise provided herein, upon the termination of employment or other service of an Optionee with USPL, a Subsidiary, or an Affiliate, or the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate upon the expiration of thirty days from the date of such termination of employment or service and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option. Notwithstanding the foregoing provisions of this Section 12, the Board may provide, in its discretion, that following the termination of employment or service of an Optionee with USPL, a Subsidiary, or Affiliate, an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitations on exercise imposed pursuant to Section 10(b) above.

         (b) Whether a leave of absence or lien on military or government service shall constitute a termination of employment of service for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, the termination of employment or service with USPL, a Subsidiary, or Affiliate shall not be deemed to occur if the Optionee is immediately thereafter employed by or otherwise providing services to USPL, any Subsidiary or Affiliate.

13.      RIGHTS IN THE EVENT OF DEATH OR DISABILITY

         (a) DEATH. If an Optionee dies while in the employ or service of USPL, a Subsidiary or Affiliate or within the period following termination of employment or service for which the Option is exercisable under Section 12 above or Section 13(b) below, all Options held by such Optionee prior to death shall become immediately exercisable in full and the executors or administrators or legatees or distributees of such Optionee's estate shall have the right, at any time within twelve months after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death; provided, however, that the Board may provide, in its discretion, that following the death of an Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option, in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 10(b) above.



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         (b) DISABILITY. If an Optionee terminates employment or service with
USPL, a Subsidiary or Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then all Options held by such Optionee shall become immediately exercisable in full and the Optionee shall have the right, at any time within twelve months after such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment or service; provided, however, that the Board may provide, in its discretion, that an Optionee may, in the event of the termination of employment or service of the Optionee with USPL, the Subsidiary or Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 10(b) above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which termination shall be final and conclusive.

14.      REQUIREMENTS OF LAW

         (a) VIOLATIONS OF LAW. USPL shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or USPL of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. USPL shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

         (b) COMPLIANCE WITH RULE 16b-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

        (c) COMPLIANCE WITH SECURITIES ACT OF 1933. The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as



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amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                 (i) The Optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The Optionee further agrees that he will not at any time make any offer, sale, transfer pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The Optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local, or securities exchange rule, regulation or law.

                 (ii) The certificates for Common Stock to be issued to the Optionee hereunder shall bear the following legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

         The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of an opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

15.      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board shall, without approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of USPL at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in



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accordance with applicable state law and the Certificate of Incorporation and
Bylaws of USPL, change the requirements as to eligibility to receive Options that are intended to qualify as Incentive Stock Options, increased maximum number of shares of Stock in the aggregate that may be sold pursuant to Options that are intended to qualify as Incentive Stock Options granted under the Plan (except as permitted under Section 17 hereof) or modify the Plan so that Options granted under the Plan cannot satisfy the applicable requirements of Code
Section 162(m). Except as permitted under Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

17.      EFFECT OF CHANGES IN CAPITALIZATION

         (a) RECAPITALIZATION. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of USPL by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by USPL, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by USPL. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding and shall include a corresponding proportionate adjustment in the Option Price per share. If there is a distribution payable in the capital stock of a subsidiary corporation (a "Spin-off Corporation") of USPL ("Spin-off Shares"), to the extent consistent with Treasury Regulation Section 1.425-1(a)(6) or the corresponding provision of any subsequent regulation, each outstanding Option shall thereafter additionally pertain to the number of Spin-off Shares that would have been received in such distribution by a shareholder of USPL who owns a number of shares of Common Stock equal to the number of shares that are subject to the Option at the time of such distribution, the aggregate Option Price of the Option shall be allocated between the Spin-off Shares and the Common Stock in proportion to the relative fair market values of a Spin-off Share and a share of Common Stock immediately after the distribution of Spin-off Shares, and the Option shall be exercisable separately as to the shares of Common Stock and Spin-off Shares covered thereby.

         (b) REORGANIZATION IN WHICH USPL IS THE SURVIVING CORPORATION. Subject to the discretion of the Compensation Committee of the Board of Directors, if USPL shall be the surviving corporation in any reorganization, merger, or consolidation of USPL with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment



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of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

         (c) DISSOLUTION OR LIQUIDATION; REORGANIZATION IN WHICH USPL IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK. Upon the dissolution or liquidation of USPL, the Plan and all Options outstanding hereunder shall terminate. In the event of any termination of the Plan under this Section 17
(c), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Section 10(b) above. In connection with a merger, consolidation, reorganization or other business combination of USPL with one or more other entities in which USPL is not the surviving entity, or upon a sale of all or substantially all of the assets of USPL to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which USPL is surviving corporation) that results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning more than 40 percent of the combined voting power of all classes of stock of USPL, USPL and the acquiring or surviving entity shall provide for the continuation of the Plan and the assumption of the Options theretofore granted, or for the substitution for such Options with new options covering the stock of a successor entity, or a parent or subsidiaries thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices. The Board shall send prior written notice of the occurrence of an event described in this Section 17(c) to all individuals who hold Options not later than the time at which USPL gives notice to of stockholders left such event is proposed.

         (d) ADJUSTMENTS. Adjustments under this Section 17 related to Stock or securities of USPL shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

         (e) NO LIMITATION ON CORPORATION. The grant of an Option pursuant to the Plan shall not affect or limit in anyway the right of or power of USPL to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve liquidate, were to sell or transferable or any part of its business or assets.





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18.      DISCLAIMER OF RIGHTS

         No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confirm upon any individual the right to remain in the employ of USPL, any Subsidiary, any Spin-off Corporation or Affiliate, or to interfere in any way with the right and authority of USPL, any Subsidiary, any Spin-off Corporation or Affiliate either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and USPL, any Subsidiary, any Spin-off Corporation or Affiliate.

19.      NON-EXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan nor the submission of the Plan to the stockholders of USPL for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

         This Plan was duly adopted and approved by be Board of Directors of USPL effective as of the 10th day of March, 1999, subject to approval and adoption by the stockholders of USPL.


                                              ----------------------------------
                                              Bruce C. Rosetto, Secretary

         This Plan was duly approved and adopted by the stockholders of USPL at a meeting held the 5th day of May, 1999.


                                              ----------------------------------
                                              Bruce C. Rosetto, Secretary




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